UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  April 29, 2014

EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

16666 Northchase Drive
Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

(281) 836-7000

(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

Exterran Holdings, Inc. held its annual meeting of stockholders on April 29, 2014. The following matters, set forth in our proxy statement filed with the Securities and Exchange Commission on March 18, 2014, were voted upon with the results indicated below:

1.              Our stockholders elected the following directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld
D. Bradley Childers	51,971,944	986,191
William M. Goodyear	51,978,099	980,036
Gordon T. Hall	51,861,695	1,096,440
J.W.G. Honeybourne	51,929,387	1,028,748
Mark A. McCollum	51,975,699	982,436
Stephen M. Pazuk	51,977,617	980,518
John P. Ryan	51,925,255	1,032,880
Christopher T. Seaver	51,924,983	1,033,152
Mark R. Sotir	51,636,355	1,321,780

2.              Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2014:

Votes For	Votes Against	Abstentions
57,491,239	127,986	207,318

3.              Our stockholders approved the compensation provided to our Named Executive Officers for 2013, as disclosed in the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,939,443	804,603	214,089	4,868,408

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

Date: April 30, 2014	By:	/s/ Donald C. Wayne
Donald C. Wayne
Senior Vice President, General Counsel and Secretary